UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	January 12, 2004

            Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation		Identification No.)

            555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

            (262) 631–6600
(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished with this Current Report on Form 8-K (this "Report"):

99	Press Release dated January 12, 2004.

Item 12.	Results of Operations and Financial Condition.

On January 12, 2004, Johnson Outdoors Inc. (the “Company”) issued a press release announcing the Company has been awarded a five-year contract for the Expanded Soldier Crew Tent (ESCT) by the U.S. military (the “Press Release”). A copy of the Press Release is being furnished as Exhibit 99 to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2004
JOHNSON OUTDOORS INC.
By: /s/ Paul Lehmann

Paul Lehmann
Its: Vice President and Chief Financial Officer, Secretary
(Principal Financial and Accounting Officer)

JOHNSON OUTDOORS INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number

99	Press Release dated January 12, 2004.